FINANCIAL EXPENSES, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial income:
Interest	$ (2,546)	$ (2,827)	$ (3,143)
Re-measurement of derivatives	188	(562)	616
Foreign currency translation adjustments	(272)	507	(565)
Other			323
Total financial income	$ (2,630)	$ (2,882)	$ (2,769)